                                                                    EXHIBIT 99.1

                                                         [LIBERTY DIGITAL LOGO]

FOR IMMEDIATE RELEASE


               LIBERTY DIGITAL, INC. REPORTS 2000 FOURTH QUARTER
                             AND YEAR-END RESULTS


          Note: As previously announced, Liberty Digital will host an investor conference call at 4:30 p.m. EDT today to discuss the financial results presented below, as well as current strategic initiatives including the future plans for the Game Show Network. A live webcast of the conference call will be available by accessing the investor relations section of the Company's corporate Web site at www.libertydigital.com. The conference call will be archived online for thirty days.

          Interested parties can also listen to the conference call via telephone by dialing 212-346-6549 ten minutes prior to the scheduled start time. A telephone replay of the conference call can be accessed by dialing 800-633-8284 or 858-812-6440 and entering a passcode of 18068687. The replay will be available approximately one hour after the conference call concludes and will continue until 5:00 p.m. EDT on March 7, 2001.


Los Angeles, CA, March 5, 2001 - Liberty Digital, Inc. (Nasdaq: LDIG) today announced its financial results for the fourth quarter and year ended December 31, 2000. These results should be read in conjunction with the related Liberty Digital, Inc. Form 10-K to be filed with the Securities and Exchange Commission.

"During the past year we have taken tremendous strides in the execution of our interactive television strategy," said Lee Masters, President and CEO of Liberty Digital. "We recently closed the acquisition of a 50% stake in the Game Show Network (GSN) and with partner Sony Pictures Entertainment are moving full-steam ahead in transforming the network into the world's first 24-hour fully interactive gaming network. During the fourth quarter we announced an exploration agreement with Discovery Communications towards the possible creation of an interactive travel-oriented channel, further implementing our goal of developing a host of category-specific interactive channels. We will continue to focus in 2001 on the development and distribution of our iTV programming, while also capitalizing on the growth opportunity in our digital music business driven by the pending merger of our DMX subsidiary with AEI Music."

RESULTS OF OPERATIONS

The results of operations of the Company reported for the fourth quarter and year ended December 31, 2000 primarily represent the Company's Audio and the Interactive Media segments. The Audio segment is engaged in the programming, distribution and marketing of digital music services through Liberty Digital's wholly owned subsidiary, DMX MUSIC, Inc. The Interactive Media segment consists of developing interactive television programming as well as investing in related technology, infrastructure, and content businesses. To date, the Interactive Media segment has not generated any revenue.

For the quarter ended December 31, 2000, the Company reported revenues from the Audio segment of $29.8 million, a 41.9% increase from $21.0 million for the same period in the prior year. For the year ended December 31, 2000, revenues from our Audio segment totaled $100.7 million, a 21.6% increase from $82.8 million during the prior year. These increases for the quarter and year ended December 31, 2000 resulted primarily from the continued growth in the commercial music subscription business including growth driven by the expansion into 5 new markets during the year.

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 2


During the fourth quarter, the Company's adjusted EBITDA (earnings from continuing operations before interest, taxes, depreciation, amortization, stock compensation and other expense, net), increased to $7.6 million from $3.7 million compared to the same period in the prior year. For the year ended December 31, 2000, the Company's adjusted EBITDA totaled $15.4 million, a 12.6% decrease from $17.7 million during the prior year.

For the quarter ended December 31, 2000, the Company reported a loss from continuing operations of $31.3 million as compared to a loss of $321.7 million for the same period in the prior year. For the year ended December 31, 2000, the Company reported income from continuing operations of $53.3 million as compared to a loss of $456.2 million during the prior year. Results for both 2000 periods included $172.4 million of non-cash charges to write down certain of the Company's public and private equity securities to fair value.

Results for the quarter and year also reflect to a significant degree decreases in stock compensation expense accruals partially offset by the write down of investments during the periods. In light of the developmental nature of much of the Company's business, the impact of changes in the Company's interests in public and private entities that are not consolidated subsidiaries, and the volatile nature of stock compensation expense accruals, reported earnings may continue to fluctuate widely.

A significant portion of Liberty Digital's current activities are conducted through its interests in public and private entities that are not consolidated subsidiaries. These investments are shown in the attached tables. As the attached Consolidated Statement of Operations does not include the results of these non-consolidated entities, except, in certain cases, as they affect the Company's interest in the earnings or losses of affiliates, such consolidated statements are not indicative of the underlying results of all the businesses in which Liberty Digital owns an economic interest.

About Liberty Digital, Inc.
---------------------------

Liberty Digital, Inc. is a diversified new media company focused on the development of interactive television programming with interests in interactive television technology, e-commerce and content businesses. Liberty Digital's Series A common stock is traded on the Nasdaq National Market under the symbol LDIG. For more information please visit www.libertydigital.com.
                                         ----------------------

Certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Liberty Digital and subsidiaries or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others: the risks and factors described in the Company's Annual Report on Form 10-K; general economic and business conditions and industry trends; the continued strength of the satellite services industry; uncertainties inherent in proposed business strategies and development plans; rapid technological changes; future financial performance, including availability, terms and deployment of capital; availability of qualified personnel; changes in, or the failure or the inability to comply with, government regulation, including, without limitation, regulations of the Federal Communications Commission, and adverse outcomes from regulatory proceedings; changes in the nature of key strategic relationships with partners and joint venturers; competitor responses to the Company's products and services, and the overall market acceptance of such products and services, including acceptance of the pricing of such products and services. These forward-looking statements speak only as of the date of this Release. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

                                     # # #

CONTACTS FOR LIBERTY DIGITAL, INC.:
Jeff Majtyka (majtyka@braincomm.com)
              ---------------------
Brainerd Communicators, Inc.  (212) 986-6667

Attachments:  Liberty Digital, Inc. Consolidated Statements of Operations
              Liberty Digital, Inc. Consolidated Balance Sheets
              Liberty Digital, Inc. Summary of Ownership Interests

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 3


                             Liberty Digital, Inc.
                  (A Subsidiary of Liberty Media Corporation)
                     Consolidated Statements of Operations
               (amounts in thousands, except per share amounts)

                                                                       Liberty Digital                 TCI Music
                                                         -------------------------------------------  -----------
                                                                                                      (Unaudited)
                                                         Three       Three                  Ten          Two
                                                         months      months      Year      months       months
                                                          ended       ended      ended      ended        Ended
                                                         Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,     Feb. 28,
                                                           2000        1999       2000       1999         1999
                                                         ---------   --------   --------   --------   -----------
Revenues:
  Subscriber revenues
    Unaffiliated                                         $   8,649      9,239     32,219     24,778        5,364
    Related party                                            9,890      7,527     33,032     25,439        5,183
  Equipment sales, installation and other revenues
   (note 1)                                                 11,309      4,275     35,476     18,364        3,673
                                                         ---------   --------   --------   --------       ------
                                                            29,848     21,041    100,727     68,581       14,220
Operating expenses
  Cost of equipment and installation                         7,428      4,766     22,628     13,216        2,643
  Operating expenses                                         2,021      2,441     13,202     11,027        2,191
  Selling, general and administrative                       12,844     10,104     49,448     30,438        5,610
                                                         ---------   --------   --------   --------       ------

                                                            22,293     17,311     85,278     54,681       10,444
                                                         ---------   --------   --------   --------       ------

Earnings before interest, taxes, depreciation,
  amortization, stock compensation, merger costs and
  other expenses, net                                        7,555      3,730     15,449     13,900        3,776

  Stock compensation expense (income)                     (177,941)   502,355   (402,475)   692,638           85
  Depreciation and amortization                             11,594     10,589     53,533     40,660        2,502
  Merger costs                                                  --      1,095         --      2,162           --
                                                         ---------   --------   --------   --------       ------

Operating income (loss)                                    173,902   (510,309)   364,391   (721,560)       1,189
                                                         ---------   --------   --------   --------       ------

  Interest expense                                           4,097      1,863     15,887      5,727        1,036
  Loss (gain) on sale of investments, net of dividend
    income                                                   9,794     (1,152)    19,145     (1,152)          --
  Share of losses of affiliates                              4,731     10,422     21,520     11,620            6
  Impairment of investment                                 172,437         --    174,641         --           --
  Other expense (income)                                   (19,457)         2    (21,192)        --            2
                                                         ---------   --------   --------   --------       ------

  Other expense, net                                       171,602     11,135    210,001     16,195        1,044
                                                         ---------   --------   --------   --------       ------

Income (loss) from continuing operations before income
  taxes                                                      2,300   (521,444)   154,390   (737,755)         145

  Income tax expense (benefit)                              33,608   (199,754)   101,134   (282,467)       1,049
                                                         ---------   --------   --------   --------       ------

Income (loss) from continuing operations                   (31,308)  (321,690)    53,256   (455,288)        (904)

  Income (loss) from discontinued operations, net of
    income taxes                                                --        400         --    (15,422)      (3,440)
                                                         ---------   --------   --------   --------       ------

Income (loss) before extraordinary item                    (31,308)  (321,290)    53,256   (470,710)      (4,344)

  Extraordinary Item                                            --         --         --      7,700           --
                                                         ---------   --------   --------   --------       ------

Net income (loss)                                          (31,308)  (321,290)    53,256   (463,010)      (4,344)

  Deferred tax assets to be utilized by parent              60,644   (159,763)   120,366   (212,707)          --
  Accretion of redeemable convertible preferred stock       (2,118)    (2,479)    (9,254)    (3,308)        (252)
                                                         ---------   --------   --------   --------       ------

Net income (loss) attributable to common stockholders       27,218   (483,532)   164,368   (679,025)      (4,596)

  Add back accretion of redeemable convertible
    preferred stock                                          2,118         --      9,254         --           --
                                                         ---------   --------   --------   --------       ------

Net income (loss) attributable to common stockholders
  - diluted                                              $  29,336   (483,532)   173,622   (679,025)      (4,596)
                                                         =========   ========   ========   ========       ======

                                                                                                 (continued)

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 4


                             Liberty Digital, Inc.
                  (A Subsidiary of Liberty Media Corporation)
               Consolidated Statements of Operations, continued
               (amounts in thousands, except per share amounts)

                                                                       Liberty Digital                 TCI Music
                                                         -------------------------------------------  -----------
                                                                                                      (Unaudited)
                                                         Three       Three                  Ten          Two
                                                         months      months      Year      months       months
                                                          ended       ended      ended      ended        Ended
                                                         Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,     Feb. 28,
                                                           2000        1999       2000       1999         1999
                                                         ---------   --------   --------   --------   -----------
Basic earnings (loss) per share after discontinued
  operations and extraordinary item in 1999              $   0.13      (2.51)      0.82      (3.54)        (0.06)
                                                         ========    =======    =======    =======        ======


Weighted average common shares and equivalent shares      202,949    197,395    201,585    191,932        81,377
                                                         ========    =======    =======    =======        ======


Diluted earnings (loss) per share after discontinued
  operations and extraordinary item in 1999              $   0.12      (2.51)      0.74      (3.54)        (0.06)
                                                         ========    =======    =======    =======        ======


Weighted average common shares and equivalent shares      239,551    197,395    234,905    191,932        81,377
                                                         ========    =======    =======    =======        ======

Note 1. Reflects revenue gross up of Equipment and Installation Revenue previously presented net of cost and expenses to comply with the recent SEC Staff Accounting Bulletin SAB 101, providing guidance to proper recognition of revenue.

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 5


                             Liberty Digital, Inc.
                  (A Subsidiary of Liberty Media Corporation)
                          Consolidated Balance Sheet
                            (amounts in thousands)

                                                                                       December 31,               December 31,
                                                                                           2000                       1999
                                                                                       ------------               ------------
Assets

  Current assets:
    Cash and cash equivalents                                                          $    17,387                     2,176
    Trade receivables:
      Unaffiliated                                                                          14,584                     8,162
      Related party                                                                          3,612                     2,839
      Allowance for doubtful accounts                                                       (1,630)                   (1,342)
                                                                                       -----------                 ---------
                                                                                            16,566                     9,659
                                                                                       -----------                 ---------

    Prepaid expenses and other current assets                                                5,072                     3,411
    Equipment inventory                                                                      6,870                     5,080
                                                                                       -----------                 ---------

        Total current assets                                                                45,895                    20,326

  Investments in affiliates, accounted for under the equity method                          15,395                    34,345

  Investments in available for sale securities:
    Investment in ACTV, Inc.                                                                34,372                   516,088
    Investment in Open TV                                                                   17,420                   175,243
    Investment in Priceline.com, Inc.                                                       88,986                   148,047
    Other available for sale investments                                                    36,424                    90,670

  Other investments, accounted for under the cost method:
    Investment in MTVN Partnership                                                          54,852                   135,975
    Other                                                                                  104,206                    81,482

  Property and equipment, at cost:
    Furniture and equipment                                                                 24,282                    17,246
    Leasehold improvements                                                                   2,151                     1,087
    Studio and other support equipment                                                       7,359                     4,158
                                                                                       -----------                 ---------
                                                                                            33,792                    22,491
  Less:  accumulated depreciation                                                          (10,883)                   (4,072)
                                                                                       -----------                 ---------
                                                                                            22,909                    18,419

  Intangible assets, net of accumulated amortization                                       474,602                   512,502

  Other assets                                                                              34,000                       765
                                                                                       -----------                 ---------

        Total assets                                                                   $   929,061                 1,733,862
                                                                                       ===========                 =========

                                                                                                                  (continued)

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 6


                             Liberty Digital, Inc.
                  (A Subsidiary of Liberty Media Corporation)
                     Consolidated Balance Sheet, continued
                            (amounts in thousands)


                                                                                       December 31,              December 31,
                                                                                           2000                      1999
                                                                                       ------------              ------------
Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable and accrued liabilites                                               $  18,721                    11,571
  Current portion of debt                                                                   1,693                     5,327
  Accounts and note payable - related party                                                 1,762                    23,347
  Accrued stock compensation, current                                                     156,898                   537,364
                                                                                        ---------                 ---------

        Total current liabilities                                                         179,074                   577,609

Notes payable and accrued interest - related party                                        192,875                        --
Debt                                                                                        2,428                    97,813
Accrued stock compensation, long term                                                       8,615                   101,846
Deferred income tax liability                                                              57,402                   375,818
Other liabilities                                                                          16,469                    18,212
                                                                                        ---------                 ---------
        Total liabilities                                                                 456,863                 1,171,298
                                                                                        ---------                 ---------

Redeemable preferred stock, $.01 par value, authorized 5,000,000 shares

  Series C redeemable convertible preferred stock, 150,000 shares issued and outstanding in 2000, liquidation preference and redemption value
    of $150,000 in 2000                                                                   150,000                        --

  Series D redeemable preferred stock, non-convertible, 10,224 shares issued and outstanding in 2000, liquidation preference and redemption
    value of $10,224 in 2000                                                               10,224                        --

  Series B redeemable convertible preferred stock, 150,000 shares issued and outstanding in 1999, liquidation preference and redemption
    value of $153,308 in 1999                                                                  --                   153,308

Stockholders' equity:

Common stock, $.01 par value:
  Series A;
    Authorized 1,000,000,000 shares; issued and outstanding 31,004,944
      shares in 2000 and 26,507,489 shares in 1999.                                           310                       265
  Series B;
    Authorized 750,000,000 shares; issued and outstanding 171,950,167
      shares in 2000 and 1999.                                                              1,720                     1,720
Paid-in capital                                                                           793,462                   617,013
Accumulated deficit                                                                      (409,754)                 (463,010)
Deferred tax asset to be utilized by parent                                               (85,105)                 (210,277)
Executive stock compensation adjustment by parent, net of taxes                                --                    (4,615)
Accumulated other comprehensive earnings, net of taxes                                     11,341                   468,160
                                                                                        ---------                 ---------

        Total stockholders' equity                                                        311,974                   409,256
                                                                                        ---------                 ---------

        Total liabilities and stockholders' equity                                      $ 929,061                 1,733,862
                                                                                        =========                 =========

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 7


                                      Summary of Liberty Digital, Inc. Ownership Interests in
                                      Public and Private Companies - As of December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                    Company (1)                       (millions)       % (2)                        Description
                                                        Shares        Interest
-----------------------------------------------------------------------------------------------------------------------------------
DMX, Inc.                                                                100%         Programs, markets and distributes digital
                                                                                      music services
-----------------------------------------------------------------------------------------------------------------------------------
Enabling Technology/Infrastructure
-----------------------------------------------------------------------------------------------------------------------------------
ACTV, Inc. (ACTV)                                         8.0             16% (3)     Interactive TV personalization and hyper
                                                                                      linking technology
-----------------------------------------------------------------------------------------------------------------------------------
CacheFlow, Inc. (CFLO)                                   0.01    less than 1%         Develops Internet caching appliances to
                                                                                      accelerate & optimize information flow
-----------------------------------------------------------------------------------------------------------------------------------
iBEAM Broadcasting Corp. (IBEM) (4)                       3.6              3%         Satellite hosting and caching
-----------------------------------------------------------------------------------------------------------------------------------
ICTV, Inc.                                             Private             9%         Develops head-end centric systems that enable
                                                                                      interactivity on cable set-top boxes
-----------------------------------------------------------------------------------------------------------------------------------
Internet Pictures Corp. (IPIX) (5)                        0.9              1%         Interactive photo technology for the Internet
-----------------------------------------------------------------------------------------------------------------------------------
KPCB Java Fund, L.P.                                      LP               4% (6)     Investor in companies promoting and utilizing
                                                                                      JAVA computer programming
-----------------------------------------------------------------------------------------------------------------------------------
Mixed Signals Technologies, Inc.                       Private             NA         Interactive television development and
                                                                                      technology
-----------------------------------------------------------------------------------------------------------------------------------
Online Retail Partners, Inc.                           Private            22%         Creates e-commerce alliances with
                                                                                      brick-and-mortar retailers
-----------------------------------------------------------------------------------------------------------------------------------
OpenTV, Corp. (OPTV)                                      1.1              2% (7)     Interactive television middleware and
                                                                                      services provider
-----------------------------------------------------------------------------------------------------------------------------------
OrderTrust, Inc.                                       Private            10%         E-commerce transaction management application
                                                                                      services provider
-----------------------------------------------------------------------------------------------------------------------------------
ReplayTV, Inc.                                         Private   less than 1%         Producer of technology that allows customers
                                                                                      to customize television viewing
-----------------------------------------------------------------------------------------------------------------------------------
RespondTV, Inc.                                        Private             4%         Infrastructure services for delivery of real
                                                                                      time enhanced TV ads
-----------------------------------------------------------------------------------------------------------------------------------
TiVo, Inc. (TIVO)                                         0.1    less than 1%         Producer of technology that allows customers
                                                                                      to customize television viewing
-----------------------------------------------------------------------------------------------------------------------------------
E-Commerce & Content
-----------------------------------------------------------------------------------------------------------------------------------
Alloy Online, Inc. (ALOY)                                 2.9             14%         Teen e-commerce and cataloger
-----------------------------------------------------------------------------------------------------------------------------------
BET Interactive                                        Private             4%         Online commerce and content provider,
                                                                                      targeting African American audiences
-----------------------------------------------------------------------------------------------------------------------------------
CarsDirect.com, Inc.                                   Private   less than 1%         Online new car retailer
-----------------------------------------------------------------------------------------------------------------------------------
drugstore.com, inc. (DSCM)                                0.3    less than 1%         Online pharmacy and sundries retailer
-----------------------------------------------------------------------------------------------------------------------------------
Food.com, Inc.                                         Private             3%         Provider of online purchase service for
                                                                                      delivered and take-out dining and food
-----------------------------------------------------------------------------------------------------------------------------------
IFILM, Corp.                                           Private             1%         Metamediary for making, distributing and
                                                                                      consuming film entertainment
-----------------------------------------------------------------------------------------------------------------------------------
IVillage, Inc. (IVIL)                                     0.5              2%         Online commerce and content provider directed
                                                                                      towards woman
-----------------------------------------------------------------------------------------------------------------------------------
Katalyst Venture Partners I                            Private             7%         B2B e-commerce investor
-----------------------------------------------------------------------------------------------------------------------------------
Kozmo.com                                              Private   less than 1%         Internet delivery service of entertainment
                                                                                      and other items
-----------------------------------------------------------------------------------------------------------------------------------
Lifescape.com                                          Private             7%         Online information provider concerning
                                                                                      behavior issues
-----------------------------------------------------------------------------------------------------------------------------------
Lightspan, Inc. (LSPN)                                    4.1              9% (8)     Developer of pre-school to 6th grade
                                                                                      educational programming

Liberty Digital Announces 2000 Fourth Quarter and Year-end Results      Page: 8

                                      Summary of Liberty Digital, Inc. Ownership Interests in
                                      Public and Private Companies - As of December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                    Company (1)                       (millions)       % (2)                        Description
                                                        Shares        Interest
-----------------------------------------------------------------------------------------------------------------------------------
Medscholar Digital Networks LLC                         Private          100%         Health and wellness content developer
-----------------------------------------------------------------------------------------------------------------------------------
Move.com Group, Inc. (9)                                Private            5%         Online real estate services
-----------------------------------------------------------------------------------------------------------------------------------
MTV Online L.P.                                         Private           10%         Music related websites, such as MTV, VH-1 and
                                                                                      SonicNet
-----------------------------------------------------------------------------------------------------------------------------------
netLibrary, Inc.                                        Private            2%         Online provider of fully searchable library
-----------------------------------------------------------------------------------------------------------------------------------
OurHouse.com                                            Private            3%         E-commerce provider of home improvement
                                                                                      products
-----------------------------------------------------------------------------------------------------------------------------------
pogo.com, Inc. (10)                                     Private           18%         Online gaming service, targeting family
                                                                                      Internet game players
-----------------------------------------------------------------------------------------------------------------------------------
priceline.com, Inc. (PCLN) (4)                            3.1              2%         E-commerce services through "reverse auction"
                                                                                      pricing system
-----------------------------------------------------------------------------------------------------------------------------------
Quokka Sports, Inc. (QKKA)                                0.9              2%         Provider of online sports information and
                                                                                      commerce
-----------------------------------------------------------------------------------------------------------------------------------
Sportsline.com (SPLN)                                     0.2    less than 1%         Provider of online sports information and
                                                                                      commerce
-----------------------------------------------------------------------------------------------------------------------------------
UGO Networks, Inc.                                      Private            4%         Video games community and entertainment
                                                                                      website
-----------------------------------------------------------------------------------------------------------------------------------
Webvan Group, Inc. (WBVN)                                 2.5    less than 1%         Online grocery service for home delivery of
                                                                                      food and non-prescription drugs
-----------------------------------------------------------------------------------------------------------------------------------

Footnotes

(1) The Letters in parentheses following a company's name indicate the company's trading symbol. The companies without trading symbols are not publicly traded.

(2) Percentage ownership does not give effect to the conversion, exercise or exchange of convertible securities, options or warrants that others or we own.

(3) Does not include warrants expiring 3/29/01 to purchase 2,500,000 shares of common stock at $13.00 per share and 3/29/02 to purchase 2,500,000 shares of common stock at $15.00 per share.

(4) During the 3rd quarter, the Company monetized priceline.com Inc. and iBEAM Broadcasting Corporation positions generating proceeds of $125 million and $65 million respectively.

(5) Internet Pictures Corp. (Nasdaq: IPIX) shares were transferred to Liberty Media Corp. as part of the Game Show Network transaction.

(6) Does not include our interest in numerous companies in which the KPCB Java Fund has invested.

(7) Does not include warrants expiring 10/22/01 to purchase 1,126,126 shares of common stock at $5.55 per share.

(8) Does not include warrants expiring 5/9/02 to purchase 10,239 shares of common stock at $7.52 per share and 6/30/04 to purchase 1,534 shares of common stock at $10.00 per share.

(9) Acquired by Homestore.com, Inc. (Nasdaq: HOMS) on February 20, 2001. Move.com Group, Inc. is a tracking stock of Cendant Corporation (NYSE: CD). Liberty Digital's position is exchangeable for $50 million of Cendant stock as of 6/30/01.

(10) Acquired by Electronic Arts Inc. (Nasdaq: ERTS) on February 28, 2001.